UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Investment Funds

Manor Fund (**MNRMX**)

Manor Growth Fund (**MNRGX**)

Manor Bond Fund (**MNRBX**)

Annual Report

December 31, 2020

Managed by:
Morris Capital Advisors, LLC

Distributed by:
Foreside Funds Services, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website www.manorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER

DECEMBER 31, 2020 (UNAUDITED)

Dear Fellow Shareholders:

The stock market fell sharply early in the year as policies linked to the Covid-10 virus shut down much of the economy.  The Federal government and the Fed responded with massive amounts of stimulus and fueled expectations of continued fiscal stimulus and massive amounts of central bank liquidity.  The prospect of increased stimulus, however, raised inflation concerns and pushed yields upward.  Since the bond market often provides “the voice of reason” for the financial markets, higher yields in the US Treasury market could be a signal that rising debt levels could have a negative impact.

Damn the Torpedoes . . .

I’m sure that all of you can finish that headline above.  It is probably the most famous quote in US naval history, attributed to Rear Admiral David Farragut during the Battle of Mobile Bay.  Farragut was in command of a naval force comprised of eight heavily armed sloops, six gunboats, and four monitors on the morning of August 4, 1864, with the objective to capture the fort that protected Mobile.  He climbed to the top of the mast of his flagship to view the battle and issue orders.  As the battle began, a leading monitor struck a mine (torpedo) and quickly sank.  As the other ships hesitated Farragut gave his famous order, which ultimately led to victory.

Like Farragut’s fleet, investors today are sailing into dangerous investment waters, despite the risks that they know are there, with the belief that they will be rewarded with ever-greater returns.  And why wouldn’t they?  Stocks ended the year 2020 up more than 17%, as measured by the S&P 500 index, after that same index rose more than 31% in 2019.  It was an impressive performance.  The move was fueled by massive government stimulus measures that flooded the financial markets with liquidity while the Fed indicated that they expected to keep interest rates close to zero while injecting $120 billion a month into the markets.  New investors flocked to “free” online trading sites like Robinhood, while David Portnoy, internet blogger and founder of Barstool Sports, enticed the fledgling investors to play the stock market, popularizing the acronym “TINA”, There Is No Alternative (to equities).

In their exuberance, these investors may be underestimating the dangers that lurk below the surface.  By the 3rd Quarter of 2020, Federal debt held by the public hit $21 trillion, 25% higher than the year before.  The Fed balance sheet rose to $7.3 trillion, a shocking 78% increase over the prior year.  Total Federal debt at $27 trillion represents 108% of GDP, a level that many economists believe will negatively impact economic growth.  Central banks around the world pushed real yields (yields minus inflation) into negative territory, as real yields in the US Treasury market fell to -1%, while real yields in Germany and the UK declined to –1.5% and –3.0%, respectively.

In addition to rising debt levels and negative real yields, the stock market faces three notable challenges; concentration risk, extended valuations, and optimistic industry expectations.  By the end of 2020 the five largest stocks comprised 25% of the S&P 500

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

index.  Those five stocks (Facebook, Apple, Amazon, Microsoft, and Google) rose more than 47% during 2020 while the remaining 495 stocks rose just 6%.  Valuations, as measured by the PE ratio (stock price divided by earnings) are at extended levels.  The trailing 12 month PE ratio of the S&P 500 index was 40 at year-end (compared to an average of 17), while the PE based on earnings averaged over ten years was 34, compared to an average of 17.  Finally, market commentary at year-end seems overwhelmingly positive.  The consensus is that widespread Covid vaccination will eliminate the virus risk, lead to a rapid reopening of the economy, a strong economic rebound, higher spending, higher employment and higher corporate earnings.  That scenario, however, leaves little room for error.

The Manor Fund

The Fund underperformed the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index, during the trailing year with a return of 5.95% for the Fund compared to returns of 18.40% for the S&P 500 and 16.09% for the Lipper index.  The Fund underperformed the S&P 500 index and the Lipper index during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 3.91%, 7.87%, and 8.88% for the Fund compared to annualized returns of 13.80%, 15.20%, and 13.87% for the S&P 500 index, and returns of 12.34%, 14.14%, and 12.55% for the Lipper Large-Cap Core mutual fund index.

During 2020, the Fund was helped by strong performance from Applied Materials, Inc., Microsoft Corporation, Charter Communications, Microchip Technology, Inc., and D.R. Horton.  The shares of Applied Materials performed roughly in line with the market through much of the year, and then rallied over the final quarter.  The company reported revenue and earnings that exceeded expectations almost every quarter, and also raised revenue and earnings expectations most quarters, as well.  The shares of Microsoft outperformed the market throughout the year.  Microsoft reported revenue and earnings that exceeded expectations each quarter, and raised revenue and earnings guidance several times.  Investors applauded the fact that the strong operating results were driven by strong growth in many of the company’s important business divisions.  The shares of Charter Communications rose steadily after the market lows early in the year.  The company reported earnings above expectations each quarter while only meeting revenue expectations.  Charter continued to grow residential revenue, and generated strong revenue growth among its mobile and internet customers.  The shares of Microchip Technologies performed in line with the market through much of the year, and then rallied in the final quarter.  The company reported earnings that exceeded expectations each quarter, and also beat revenue expectations several quarters.  The rally in the final quarter was fueled by a strong earnings report when the company exceeded revenue and earnings expectations, and also raised revenue and earnings guidance for the coming quarter.  The shares of homebuilder D.R. Horton staged a strong rebound from the market bottom in March.  The company reported revenue and earnings that exceeded expectations each quarter, and raised guidance several times.  The stock rally reflects the strong operating results by the company and strength throughout the housing sector.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

 Notable laggards 2020 include Carnival Corporation, Valero Energy Corp., Delta Airlines, Inc., Discover Financial Services, and Biogen, Inc.  The shares of Carnival Corporation fell sharply when the Covid-19 pandemic shut down the travel industry.  Carnival had been one of the better performers in the portfolio, but the decline in the shares reflects investor belief that the cruise industry will find it difficult to return to normal operations any time soon.  The shares of Valero Energy also declined sharply when the market fell early in the year.  The shares staged a brief rebound, but declined again as the year progressed.  The company reported earnings above expectations each quarter and exceeded revenue expectations several times, as well.  Weakness in the shares reflects uncertainty regarding energy pricing and concerns that energy demand will be subdued if the economic rebound is delayed.  Delta Airlines reported revenue and earnings that exceeded expectations early in the year, but the shares fell sharply when the economic shutdown sharply curtailed both business and leisure travel.  The stock price improved moderately during the latter part of the year, but not enough to compensate for the earlier decline.  The shares of Discover Financial Services fell sharply early in the year when the Covid-19 virus prompted the economic shutdown.  Discover Financial was forced to take massive write downs on its credit card portfolio, over-whelming operating results.  The shares of Biogen performed poorly over much of the year.  The company reported revenue and earnings that exceeded expectations several quarters, but the stock was whipsawed due to issues surrounding the FDA review of new product.  The price action in Biogen illustrates the risk of biotech pharmaceutical companies as they attempt to bring new products to market.  Late in the year the FDA released briefing documents for their review of Biogen’s highly anticipated Alzheimer treatment, Aducanumab.  The positive tone of the documents sent the shares of Biogen up 40% in one day.  Several days later the FDA Advisory Committee issued a report stating that it failed to see the benefits of Aducanumab, as an Alzheimer treatment, sending the shares back down to previous levels.  Some studies have shown Aducanumab to be effective, but it will take considerable time to perform the clinical trials to support Biogen’s initial results and overcome the FDA Advisors Committee’s unfavorable stance.

During the year we sold our holdings of Biogen, Carnival Corporation, Delta Air Lines, and Discover Financial Services.  We used the proceeds to purchase Lowes Company and increase our position in AbbVie.

The Growth Fund

The Fund outperformed the S&P 500 index during the trailing 1-year, 3-year, and 5-year periods with returns of 26.65%, 15.68% and 15.16% for the Fund, compared to the S&P 500 index return of 18.40%, 13.80%, and 15.20% for the same time periods.  The Fund underperformed comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index during the trailing 1-year, 3-year, and 5-year time periods with returns of 26.65%, 15.68%, and 15.16% compared to the Lipper index returns of 38.60%, 22.55%, and 19.48% for the same time periods.  The Fund underperformed the S&P 500 index and the Lipper index during the trailing 10-year period with a return of 13.17% for the Fund compared to returns of 13.87% for the S&P 500, and returns of 15.74% for the

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

Lipper index.  The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Growth index since inception with an annualized return of 6.92% for the Fund compared to 6.82% for the S&P 500 index and 6.08% for the Lipper Large-Cap Growth index.

During 2020 the Fund was helped by strong performance from Apple, Inc., Amazon Corp., Qualcomm, Inc., Microsoft Corporation, and Thermo Fisher Scientific.  Apple outperformed for the entire year, especially from the market bottom in March.  Apple reported revenue and earnings that exceeded expectations each quarter, and raised earnings and revenue guidance several times.  The operating results reflected strong performance in many of Apple’s business segments.  The shares of Amazon also outperformed throughout the year.  The company reported revenue above expectations each quarter, earnings above expectations in all but one quarter, and raised earnings guidance several times.  The strength in the stock also reflected investor perception that Amazon increased market share during the Covid lockdowns.  The shares of Qualcomm staged a strong rally during the second half of the year.  The company reported earnings and revenue that exceeded expectations, and raised revenue and earnings guidance in the second half of the year.  The shares received an added boost when Qualcomm announced a favorable litigation settlement with Huawei that also included a long-term global patent license agreement.  The shares of Microsoft also outperformed throughout the year.  The company reported revenue and earnings that exceeded expectations each quarter.  Microsoft did not appreciably increase revenue and earnings guidance during the year, but investors focused on the positive results across the company’s business divisions.  The shares of Thermo Fisher Scientific also outperformed for much of the year.  The company reported earnings above expectations each quarter and strong year-over-year revenue growth over the second half of the year.  The company saw strong growth in its biological testing and personal protective equipment product lines due to the Covid-19 pandemic.

Notable laggards during the calendar year 2020 include Royal Caribbean Cruises, Ltd., Walgreens Boots Alliance, Robert Half International, Southwest Airlines, and LKQ Corporation.  The shares of Royal Caribbean Cruises fell sharply early in the year when the Covid-19 pandemic shutdown the cruise line industry.  While the company initially posted operating results that exceeded expectations early in the year, investors sold the shares with the expectations that any rebound in the leisure travel industry was problematic.  The shares of Walgreens traded poorly through much of the year.  The company reported inconsistent operating results, beating revenue and earnings expectations some quarters, and missing revenue and earnings expectations other quarters.  The weakness in the stock price reflected investor concern that management did not communicate a cohesive plan to achieve more consistent operating performance.  The shares of Robert Half underperformed early in the year.  The company reported revenue and earnings above expectations, but the stock languished on concerns that the economic shutdown would continue to pressure results of this employment services company.  The shares of Southwest Airlines fell sharply early in the year when airline travel was sharply curtailed by the economic shutdown.  Southwest continued to beat the much lowered

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

earnings expectations through the balance of the year.  The stock recovered somewhat late in the year, but not enough to overcome the previous decline.  Trading in the shares of LKQ Corporation followed a similar pattern as Southwest.  The shares of this auto parts supplier fell sharply when the market declined early in the year.  The company reported earnings each quarter that exceeded expectations, and most quarters exceeded revenue expectations, as well.  The operating results boosted the shares over the balance of the year, eclipsing the previous decline, but the rally was not enough to move the shares out of the bottom performers.

During the year we sold Church & Dwight, trimmed our position in MasterCard, and sold Robert Half, Walgreens, and Royal Caribbean.  We used to proceeds of the Church & Dwight sale to purchase Qualcomm and Alexion Pharmaceuticals.  We used the proceeds from the sales of MasterCard, Robert Half, Walgreens Boots Alliance, and Royal Caribbean to purchase Regeneron Pharmaceuticals, Activision Blizzard, and CVS Health.

The Bond Fund

The Fund outperformed the Bloomberg Barclay Intermediate US Treasury index, but underperformed the Lipper US Government mutual fund index during the trailing year with a return of 5.89% for the Fund compared to 5.78% for the Bloomberg index and 6.89% for the Lipper index.  The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 3.57%, 1.85%, and 0.88% for the Fund, compared to returns of 4.11%, 2.90%, and 2.50% for the Bloomberg Barclay Intermediate Treasury index, and returns of 4.51%, 3.36%, and 3.01% for the Lipper US Government mutual fund index.  Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.

Full Speed Ahead?

I am always concerned when market analysis is uniform and pervasive.  If investors uncritically embrace that “group think” the risk is that anything unexpected could trigger a market correction.  The concentration of mega-cap names has been known for some time, but the elevated valuation measures concern me.  It is true that the market can be overvalued for extended periods, but it will return to more normal levels by a market (price) correction or significant earnings growth.  Based on a reading of year-end commentary it seems that most analysts are counting on a strong rebound in economic activity and rising earnings.  If that rebound does not materialize these extended valuations will be corrected by a market decline.  The new Biden administration has already embraced another massive stimulus package, so we will see more of the deficit spending and Fed bond buying that the market has come to enjoy so much.  But investors may be overlooking the fact that the Democratic administration will substantially increase regulatory burdens, and increase taxes, both of which will negatively impact the economic rebound.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

 We certainly cannot predict what the market might do, so we need to push ahead while taking   careful consideration of the risks we face.  We will continue to invest with a diversified portfolio of companies with valuation metrics that are attractive relative to the market.  We may not be Farragut’s “Full Speed Ahead”, but we believe that this careful approach provides the opportunity for long-term success.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2020)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	5.95%	7.87%	8.88%	6.36%
Lipper Large Cap Core Index **	16.09%	14.14%	12.55%	7.64%
S&P 500 ***	18.40%	15.20%	13.87%	9.72%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Fund and an administrative fee not to exceed 0.50% of average net assets of the Manor Fund. The total expense ratio for the Manor Fund under the “unified fee” is 1.25%. The advisor pays all expenses of the Manor Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Lipper Large-Cap Core Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a blend of growth and value.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2020)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	26.65%	15.16%	13.17%	6.92%
Lipper Large Cap Growth Index **	38.60%	19.48%	15.74%	6.08%
S&P 500 ***	18.40%	15.20%	13.87%	6.82%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Growth Fund and an administrative fee not to exceed 0.24% of average net assets of the Manor Growth Fund. The total expense ratio for the Manor Growth Fund under the “unified fee” is 0.99%. The advisor pays all expenses of the Manor Growth Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper Large-Cap Growth Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a focus on growth.   The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2020)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	5.89%	1.85%	0.88%	1.97%
Lipper US Government Index **	6.89%	3.36%	3.01%	4.25%
Bloomberg Barclays Intermediate Treasury Index ***	5.78%	2.90%	2.50%	3.99%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee of not to exceed 0.50% of average net assets of the Manor Bond Fund and an administrative fee not to exceed 0.45% of average net assets of the Manor Bond Fund. The total expense ratio for the Manor Bond Fund under the “unified fee” is 0.95%. The advisor pays all expenses of the Manor Bond Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper US Government Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using US Government securities with a focus on income.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Bloomberg Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities 1.46%
Communication Services 11.03%
Consumer Cyclical 11.57%
Consumer Defensive 5.03%
Energy 4.14%
Financial Services 11.20%
Healthcare 11.22%
Industrials 13.10%
Money Market Fund 0.58%
Real Estate Investment Trust 4.54%
Technology 26.13%

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials 4.14%
Communication Services 12.47%
Consumer Cyclical 9.21%
Consumer Defensive 2.23%
Financial Services 5.19%
Healthcare 23.72%
Industrials 7.40%
Money Market Fund 2.41%
Technology 33.23%

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

U.S. Treasury Notes 99.05%
Money Market Fund 0.95%

Sectors are categorized based on asset type.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020

Shares		Value

COMMON STOCKS - 94.93%

Beverages - 3.36%
1,648	PepsiCo, Inc.	$ 244,398

Cable & Other Pay Television Services - 5.17%
569	Charter Communications, Inc. Class A *	376,422

Cogeneration Services & Small Power Producers - 1.46%
4,514	The AES Corp.	106,079

Computer Storage Devices - 2.17%
2,383	NetApp, Inc.	157,850

Converted Paper & Paperboard Products (No Container/Boxes) - 5.93%
2,780	Avery Dennison Corp.	431,206

Crude Petroleum & Natural Gas - 1.69%
7,554	Cabot Oil & Gas Corp. Class A	122,979

Engines & Turbines - 4.38%
1,403	Cummins, Inc.	318,621

Fire, Marine & Casualty Insurance - 2.03%
960	Chubb Ltd. (Switzerland)	147,763

Hospital & Medical Service Plans - 4.29%
973	Anthem, Inc.	312,421

Life Insurance - 1.85%
2,860	Metlife, Inc.	134,277

National Commercial Banks - 7.32%
2,105	JP Morgan Chase & Co.	267,482
1,781	PNC Financial Services Group, Inc.	265,369
		532,851
Operative Builders - 5.16%
5,448	D.R. Horton, Inc.	375,476

Petroleum Refining - 2.46%
3,158	Valero Energy Corp.	178,648

Pharmaceutical Preparations - 3.23%
2,190	AbbVie, Inc.	234,659

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2020

Shares		Value

Retail-Drug Stores and Proprietary Stores - 1.56%
1,661	CVS Health Corp.	$ 113,446

Retail-Grocery Stores - 1.68%
3,840	The Kroger Co.	121,958

Retail-Lumber & Other Building Materials Dealers - 3.17%
1,437	Lowes Cos., Inc.	230,653

Search, Detection, Navigation, Guidance, Aeronautical & Nautical Systems & Instruments - 2.80%
669	Northrop Grumman Corp.	203,858

Semiconductors & Related Devices - 15.79%
4,508	Applied Materials, Inc.	389,040
2,641	Microchip Technology, Inc.	364,749
2,582	Skyworks Solutions, Inc.	394,736
		1,148,525
Services-Business Services - 3.09%
1,589	Fidelity National Information Services, Inc.	224,780

Services-Computer Programming - 4.77%
1,271	Facebook, Inc. Class A *	347,186

Services-Prepackaged Software - 5.10%
1,668	Microsoft Corp.	370,997

Telephone Communications - 1.09%
2,748	AT&T, Inc.	79,033

Transportation Services - 3.24%
106	Booking Holdings, Inc. *	236,091

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.14%
1,595	AmerisourceBergen Corp.	155,927

TOTAL FOR COMMON STOCKS (Cost $3,878,744) - 94.93%		6,906,104

REAL ESTATE INVESTMENT TRUST - 4.55%
463	Equinix, Inc.	330,665
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $172,333) - 4.55%		330,665

MONEY MARKET FUND - 0.58%
42,027	First American Government Obligation Fund Class Z 0.03% ** (Cost $42,027)	42,027

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2020

Value

TOTAL INVESTMENTS (Cost $4,093,104) - 100.06%	$ 7,278,796

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.06)%	(4,119)

NET ASSETS - 100.00%	$ 7,274,677

 * Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020

Shares		Value

COMMON STOCKS - 97.63%

Air Transportation - 1.70%
4,754	Southwest Airlines Co.	$ 221,584

Cable & Other Pay Television Services - 4.22%
830	Charter Communications, Inc. Class A *	549,087

Electronic Computers - 11.24%
11,030	Apple, Inc.	1,463,571

Fire, Marine & Casualty Insurance - 2.24%
1,892	Chubb Ltd. (Switzerland)	291,217

Hospital & Medical Service Plans - 3.58%
1,331	Unitedhealth Group, Inc.	466,755

Measuring & Controlling Devices - 3.78%
1,057	Thermo Fisher Scientific, Inc.	492,329

Pharmaceutical Preparations - 13.38%
2,799	AbbVie Inc.	299,913
1,787	Alexion Pharmaceuticals, Inc. *	279,201
5,137	Bristol-Myers Squibb Co.	318,648
3,245	Eli Lilly & Co.	547,886
615	Regeneron Pharmaceuticals, Inc. *	297,113
		1,742,761
Radio & TV Broadcasting & Communications Equipment - 4.27%
3,651	Qualcomm, Inc.	556,193

Retail-Building Materials, Hardware, Garden Supply - 4.14%
734	The Sherwin-Williams Co.	539,424

Retail-Catalog & Mail-Order Houses - 7.40%
296	Amazon.com, Inc. *	964,051

Retail-Drug Stores & Proprietary Stores - 2.99%
5,697	CVS Health Corp.	389,105

Retail-Variety Stores - 2.23%
2,685	Dollar Tree, Inc. *	290,087

Semiconductors & Related Devices - 4.06%
16,167	On Semiconductor Corp. *	529,146

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2020

Shares		Value

Services-Business Services - 9.57%
3,865	Akamai Technologies, Inc. *	$ 405,786
1,080	MasterCard, Inc. Class A	385,495
3,213	Fidelity National Information Services, Inc.	454,511
		1,245,792
Services-Computer Programming Services - 2.49%
3,961	Cognizant Technology Solutions Corp. Class A	324,604

Services-Computer Programming, Data Processing, Etc. - 5.14%
191	Alphabet, Inc. Class C *	334,609
191	Alphabet, Inc. Class A *	334,754
		669,363
Services-Equipment Rental & Leasing - 3.12%
1,755	United Rentals, Inc. *	407,002

Services-Prepackaged Software - 7.70%
4,376	Activision Blizzard, Inc.	406,312
2,680	Microsoft Corp.	596,086
		1,002,398
Trucking (No Local) - 2.57%
2,489	Landstar System, Inc.	335,169

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 1.81%
6,691	LKQ Corp. *	235,791

TOTAL FOR COMMON STOCKS (Cost $5,434,769) - 97.63%		12,715,429

MONEY MARKET FUND - 2.42%
314,828	First American Government Obligation Fund Class Z 0.03% ** (Cost $314,828)	314,828

TOTAL INVESTMENTS (Cost $5,749,597) - 100.05%		13,030,257

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.05)%		(6,014)

NET ASSETS - 100.00%		$ 13,024,243

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020

Face Amount		Value

US TREASURY NOTES - 98.68%
50,000	US Treasury Note 1.50% Due 01/31/2022	$ 50,742
300,000	US Treasury Note 1.25% Due 07/31/2023	308,543
225,000	US Treasury Note 2.50% Due 08/15/2023	238,834
150,000	US Treasury Note 1.50% Due 08/15/2026	158,830
100,000	US Treasury Note 2.875% Due 05/15/2028	115,859
325,000	US Treasury Note 1.75% Due 11/15/2029	351,241
175,000	US Treasury Note, Series C, 0.625% Due 05/15/2030	171,090

TOTAL FOR US TREASURY NOTES (Cost $1,316,231) - 98.68%		1,395,139

MONEY MARKET FUND - 0.94%
13,317	First American Treasury Obligation Class Z 0.03% * (Cost $13,317)	13,317

TOTAL INVESTMENTS (Cost $1,329,548) - 99.62%		1,408,456

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.38%		5,405

NET ASSETS - 100.00%		$ 1,413,861

* Variable rate security; the coupon rate shown represents the yield at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $4,093,104, $5,749,597, and $1,329,548, respectively)	$ 7,278,796	$ 13,030,257	$ 1,408,456
Cash	700	-	-
Receivables:
Dividends and Interest	2,436	4,231	5,948
Capital Shares Sold	422	1,285	863
Total Assets	7,282,354	13,035,773	1,415,267
Liabilities:
Payables:
Due to Advisor	7,677	10,780	1,156
Capital Shares Redeemed	-	750	250
Total Liabilities	7,677	11,530	1,406
Net Assets	$ 7,274,677	$ 13,024,243	$ 1,413,861

Net Assets Consist of:
Capital Stock	$ 264	$ 419	$ 128
Paid In Capital	4,088,715	5,745,502	1,343,985
Distributable Earnings	3,185,698	7,278,322	69,748
Net Assets (10,000,000 shares authorized, $0.001 par value) for 264,102, 419,013, and 127,958 shares outstanding, respectively.
	$ 7,274,677	$ 13,024,243	$ 1,413,861

Net Asset Value and Offering Price Per Share	$ 27.54	$ 31.08	$ 11.05

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2020

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 131,036	$ 113,834	$ -
Interest	756	1,379	26,191
Total Investment Income	131,792	115,213	26,191

Expenses:
Advisory	51,853	87,495	7,199
Administrative	34,568	27,998	6,480
Total Expenses	86,421	115,493	13,679

Net Investment Income (Loss)	45,371	(280)	12,512

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	81,286	1,360,908	1,583
Net Change in Unrealized Appreciation on Investments	315,826	1,539,287	64,459
Net Realized and Unrealized Gain on Investments	397,112	2,900,195	66,042

Net Increase in Net Assets Resulting from Operations	$ 442,483	$ 2,899,915	$ 78,554

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2020	12/31/2019
Increase in Net Assets From Operations:
Net Investment Income	$ 45,371	$ 58,017
Net Realized Gain on Investments	81,286	28,693
Net Change in Unrealized Appreciation on Investments	315,826	1,750,780
Net Increase in Net Assets Resulting from Operations	442,483	1,837,490

Distributions to Shareholders	(126,651)	(87,457)

Capital Share Transactions:
Proceeds from Shares Sold	511,896	410,998
Reinvestment of Distributions	126,651	87,457
Cost of Shares Redeemed	(1,400,859)	(261,914)
Net Increase (Decrease) from Capital Shares Transactions	(762,312)	236,541

Total Increase (Decrease)	(446,480)	1,986,574

Net Assets
Beginning of Year	7,721,157	5,734,583

End of Year	$ 7,274,677	$ 7,721,157

Capital Share Transactions:
Shares Sold	21,759	17,197
Shares Issued on Reinvestment of Distributions	4,646	3,285
Shares Redeemed	(54,162)	(10,746)
Net Increase (Decrease) in Outstanding Shares of the Fund	(27,757)	9,736

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2020	12/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (280)	$ 5,347
Net Realized Gain on Investments	1,360,908	329,076
Net Change in Unrealized Appreciation on Investments	1,539,287	2,461,803
Net Increase in Net Assets Resulting from Operations	2,899,915	2,796,226

Distributions to Shareholders	(1,361,998)	(334,509)

Capital Share Transactions:
Proceeds from Shares Sold	374,950	452,265
Reinvestment of Distributions	1,337,230	328,621
Cost of Shares Redeemed	(1,716,645)	(1,061,704)
Net Decrease from Capital Shares Transactions	(4,465)	(280,818)

Total Increase	1,533,452	2,180,899

Net Assets
Beginning of Year	11,490,791	9,309,892

End of Year	$ 13,024,243	$ 11,490,791

Capital Share Transactions:
Shares Sold	13,580	18,162
Shares Issued on Reinvestment of Distributions	43,165	11,967
Shares Redeemed	(57,024)	(42,052)
Net Decrease in Outstanding Shares of the Fund	(279)	(11,923)

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2020	12/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 12,512	$ 11,519
Net Realized Gain (Loss) on Investments	1,583	(622)
Net Change in Unrealized Appreciation on Investments	64,459	39,921
Net Increase in Net Assets Resulting from Operations	78,554	50,818

Distributions to Shareholders	(12,640)	(11,460)

Capital Share Transactions:
Proceeds from Shares Sold	510,348	167,277
Shares Issued on Reinvestment of Distributions	12,640	11,460
Cost of Shares Redeemed	(510,033)	(105,379)
Net Increase from Capital Share Transactions	12,955	73,358

Total Increase	78,869	112,716

Net Assets
Beginning of Year	1,334,992	1,222,276

End of Year	$ 1,413,861	$ 1,334,992

Capital Share Transactions:
Shares Sold	45,860	15,923
Shares Issued on Reinvestment of Distributions	1,145	1,089
Shares Redeemed	(45,849)	(10,186)
Net Increase in Outstanding Shares of the Fund	1,156	6,826

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016

Net Asset Value, at Beginning of Year	$ 26.46	$ 20.33	$ 26.53	$ 22.05	$ 22.89

Income From Investment Operations:
Net Investment Income *	0.17	0.20	0.16	0.28	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	1.40	6.23	(5.36)	4.50	1.48
Total from Investment Operations	1.57	6.43	(5.20)	4.78	1.61

Distributions:
Net Investment Income	(0.17)	(0.20)	(0.17)	(0.27)	(0.13)
Realized Gains	(0.32)	(0.10)	(0.83)	(0.03)	(2.32)
Total from Distributions	(0.49)	(0.30)	(1.00)	(0.30)	(2.45)

Net Asset Value, at End of Year	$ 27.54	$ 26.46	$ 20.33	$ 26.53	$ 22.05

Total Return **	5.95%	31.63%	(19.55)%	21.67%	6.97%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,275	$ 7,721	$ 5,735	$ 7,577	$ 6,139
Before Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
After Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.66%	0.85%	0.62%	1.15%	0.55%
Portfolio Turnover	11.95%	9.99%	16.06%	14.56%	19.71%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016

Net Asset Value, at Beginning of Year	$ 27.41	$ 21.59	$ 25.24	$ 20.29	$ 19.43

Income From Investment Operations:
Net Investment Income (Loss) *	- ***	0.01	(0.02)	0.01	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	7.29	6.63	(1.64)	5.10	0.86
Total from Investment Operations	7.29	6.64	(1.66)	5.11	0.87

Distributions:
Net Investment Income	-	(0.01)	-	(0.01)	(0.01)
Realized Gains	(3.62)	(0.81)	(1.99)	(0.15)	-
Total from Distributions	(3.62)	(0.82)	(1.99)	(0.16)	(0.01)

Net Asset Value, at End of Year	$ 31.08	$ 27.41	$ 21.59	$ 25.24	$ 20.29

Total Return **	26.65%	30.76%	(6.49)%	25.17%	4.49%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 13,024	$ 11,491	$ 9,310	$ 10,771	$ 10,033
Before Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.00%	0.05%	(0.07)%	0.04%	0.05%
Portfolio Turnover	16.29%	12.49%	11.60%	22.73%	13.21%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016

Net Asset Value, at Beginning of Year	$ 10.53	$ 10.19	$ 10.22	$ 10.27	$ 10.42

Income From Investment Operations:
Net Investment Income *	0.10	0.10	0.08	0.04	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	0.52	0.33	(0.01)	(0.05)	(0.15)
Total from Investment Operations	0.62	0.43	0.07	(0.01)	(0.13)

Distributions:
Net Investment Income	(0.10)	(0.09)	(0.10)	(0.04)	(0.02)
Realized Gains	-	-	-	-	-***
Total from Distributions	(0.10)	(0.09)	(0.10)	(0.04)	(0.02)

Net Asset Value, at End of Year	$ 11.05	$ 10.53	$ 10.19	$ 10.22	$ 10.27

Total Return **	5.89%	4.23%	0.66%	(0.11)%	(1.26)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,414	$ 1,335	$ 1,222	$ 1,327	$ 1,183
Before Waivers
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.93%	0.82%	0.41%	0.18%
Portfolio Turnover	14.48%	21.04%	37.53%	23.92%	41.29%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

Distributions to Shareholders: The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, annually. Distributions will be recorded on ex-dividend date.

Security Transactions and Investment Income: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability at measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Short-term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2020:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 6,906,104	$ -	$ -	$ 6,906,104
Real Estate Investment Trust	330,665	-	-	330,665
Money Market Fund	42,027	-	-	42,027
	$ 7,278,796	$ -	$ -	$ 7,278,796

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 12,715,429	$ -	$ -	$ 12,715,429
Money Market Fund	314,828	-	-	314,828
	$ 13,030,257	$ -	$ -	$ 13,030,257

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 1,395,139	$ -	$ 1,395,139
Money Market Fund	13,317	-	-	13,317
	$ 13,317	$ 1,395,139	$ -	$ 1,408,456

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2020.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2020.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Trust has an investment advisory agreement (the “Agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management and administrative services to the Funds. Effective January 1, 2018 the investment advisory agreement adopted a “unified fee” structure consisting of a management fee not to exceed 0.75% of average net assets for the Manor Fund and the Growth Fund and a management fee not to exceed 0.50% of average net assets for the Bond Fund. The agreement also includes an administrative fee

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

not to exceed 0.50%, 0.24% and 0.45% of average net assets for the Manor Fund, Growth Fund, and Bond Fund, respectively. For the year ended December 31, 2020, the Advisor earned advisory fees from the Manor, Growth, and Bond funds of $51,853, $87,495, and $7,199, respectively. As of December 31, 2020, the Manor, Growth, and Bond Funds each owed the Advisor advisory fees of $4,606, $8,167, and $608, respectively.  For the year ended December 31, 2020, the Advisor earned administrative fees from the Manor, Growth, and Bond funds of $34,568, $27,998, and $6,480, respectively. As of December 31, 2020, the Manor, Growth, and Bond funds each owed the Advisor administrative fees of $3,071, $2,613, and $548, respectively.

Administrative Shareholder Servicing Fees

As of August 25, 2018, the Trust entered into an Administrative Services Agreement under which the Advisor provides certain services to the Trust including, but not limited to: accounting, recordkeeping, and portfolio administration of the funds; preparation, distribution, and filing of required reports; managing operational requirements and service providers; organizing and managing the Board of Trustees; and providing marketing and distribution services.  Under the Administrative Services Agreement the Advisor earns a fee of 0.05% of net average assets of the Trust. This administrative shareholder services fee is included in the ordinary expenses of the Trust on an annual basis, billed monthly. The fee may be waived for assets in any fund series during periods that the Advisor serves as investment advisor to that series. For the year ended December 31, 2020, no fees were billed or accrued for the Advisor under this agreement.

As Administrator to the Trust, the Advisor also oversees the third-party service providers. The Advisor pays all expenses related to management and administrative support for the Funds, including those third-party services currently under contract, as approved by the Board. The Advisor also pays certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or certain administrative functions for the Fund shareholders.

Daniel A. Morris is President and Trustee of the Funds and a managing member of the Advisor.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2020, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 798,998	$ 1,861,454	$ 221,493
Sales	$ 1,461,879	$ 3,327,551	$ 201,222

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

5.   TAX MATTERS NOTE

As of December 31, 2020, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments +	$ 4,093,104	$ 5,751,935	$ 1,329,548
Gross tax appreciation of investments	$ 3,365,205	$ 7,286,354	$ 80,141
Gross tax depreciation of investments	(179,513)	(8,032)	(1,233)
Net tax appreciation (depreciation)	$ 3,185,692	$ 7,278,322	$ 78,908

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2020, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation	Undistributed Ordinary Income (Loss)	Capital Loss Carryforward	Total Distributable Earnings
Manor Fund	$3,185,692	$ 6	$ -	$3,185,698
Growth Fund +	$7,278,322	$ -	$ -	$7,278,322
Bond Fund	$ 78,908	$ 55	$ (9,215)	$ 69,748

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Growth Fund.

As of December 31, 2020, the Bond Fund has capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ (5,977)
Short-term non-expiring	$ (3,238)
Total	$ (9,215)

The Bond Fund utilized $2,173 of its long-term capital loss carryforward from prior years.

The Growth Fund has recorded a reclassification in the capital accounts. As of December 31, 2020, the Fund recorded permanent book/tax differences of $320 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2020

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Manor Fund	Growth Fund	Bond Fund
Ordinary Income	$ 65,121	$ 84,960	$ 12,640
Long-term Gain	$ 61,530	$ 1,277,038	$ —

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Manor Fund	Growth Fund	Bond Fund
Ordinary Income	$ 59,085	$ 6,822	$ 11,460
Long-term Gain	$ 28,372	$ 327,687	$ —

6.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

7.  MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

of the Manor Fund, Growth Fund and

Bond Fund, each a series of the Manor Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Manor Fund, Growth Fund and Bond Fund (collectively the "Funds"), each a series of the Manor Investment Funds, including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Manor Investment Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2003

Abington, Pennsylvania

February 23, 2021

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2020 (UNAUDITED)

 Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and administrative expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020

Actual	$1,000.00	$1,183.83	$6.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.85	$6.34

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

Manor Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020

Actual	$1,000.00	$1,224.07	$5.53
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.16	$5.03

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Manor Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020

Actual	$1,000.00	$ 991.98	$4.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.36	$4.82

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2020 (UNAUDITED)

 Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Funds proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Funds website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (the “Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, 15 Chester Commons, Malvern, PA  19355.

Liquidity Risk Management Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Renewal Of Management Agreement

The Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered, and approved, by the Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement at an in-person meeting held on February 10, 2021.

The Trustees had the opportunity to review the following information: (i) executed copies of the management agreement, as amended; (ii) the Advisor’s most current Form ADV Parts I and II and accompanying schedules, (iii) current financial statements for the Advisor; (iv) performance information illustrating the Funds’ returns for various periods ended December 31, 2020, and comparisons to its benchmark and peer group for the same periods, and (v) an analysis of each Fund’s advisory fee, expenditures, and total expense ratio under the “unified fee” structure compared to those of its peer group. The Trustees discussed this information with representatives of the Advisor for each Fund according to the Trustees’ 15(c) checklist, including, but not limited to, a request for the Advisor’s current market outlook, a description of any changes in the Advisor’s personnel or operations, and an attribution analysis of the Fund’s performance during the prior year.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed to be relevant, including information that had been provided by the Advisor to the Trustees throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Board in connection with its review of the management agreements.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement.  The Trustees also analyzed the Investment Advisor's experience and the capabilities of the staff of the Investment Advisor.  For example, the Trustees reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to several investment programs sponsored by major brokerage firms, and direct investment advisory client relationships.  In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions.  Based on this review, the Trustees concluded that the range and quality of services to be provided

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his tenure managing the Funds.  The Trustees considered fund performance over the most recent quarter along with annual performances for trailing 1-year, 3-year, 5-year, 10-year periods, as well as performance since inception for each of the Funds.  The Trustees considered both short-term and long-term performance, and the nature of the investment markets, with an emphasis on long-term performance and the potential for the Advisor to improve performance in future periods.  They noted that the Manor Fund underperformed its peer group, as measured by the Lipper Large-Cap Core mutual fund index, and the S&P 500 index during quarter ending December 31, 2020.  The fund underperformed its peer group and the S&P 500 index during the trailing 1-year period, 3-year, 5-year, and 10-year periods, ending December 31, 2020.  The fund also underperformed the peer group and the S&P 500 index since inception, as of December 31, 2020.  They noted that the Manor Growth Fund outperformed its peer group, as measured by the Lipper Large-Cap Growth mutual fund index during the most recent quarter, and since inception, as of December 31, 2020, but underperformed its peer group during the trailing 1-year, 3-year, 5-year, and 10-year periods.  They also noted that the Manor Growth Fund outperformed the S&P 500 index during the most recent quarter and trailing 1-year, 3-year, 5-year periods, and since inception, as of December 31, 2020, but underperformed this same index during the trailing 10-year period.  They noted that the Manor Bond Fund underperformed its peer group as measured by the Lipper US Government mutual fund index, and underperformed the Bloomberg Barclay Intermediate Government index, during the quarter ending December 31, 2020.  They noted that the Fund underperformed these indices during the trailing 1-year, 3-year, 5-year, and 10-year periods, and since inception as of December 31, 2020.  The Trustees recognized that this performance was consistent with the very short maturity profile of the Fund, designed to protect principal in a rising interest rate environment.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees noted the gross and net operating expense ratio of the funds, including the fee for the investment advisor was 1.25% for the Manor Fund, 0.99% for the Growth Fund, and 0.95% for the Bond Fund.  This compares to average expense ratios for the peer groups for each fund of 0.90% for 1,278 funds in the Large-Cap Core category, 1.05% for 1,253 funds in the Large-Cap Growth category, and 0.77% for 222 funds in the Government Intermediate Bond fund category.  The Trustees believe that the expense ratios are justified due to the Advisor’s proprietary stock selection process, which includes constant monitoring of thousands of public companies and the, the administrative services provided by the Adviser, and the Advisor’s efforts to increase visibility of the Fund and attract additional assets.  The Trustees also noted that a “unified

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

fee” structure provides greater flexibility to reduce the expense ratio when the opportunity arises.

The Trustees noted that the Advisor appeared profitable for the period despite the fact that the Advisor waived certain management fees and provided administrative functions for the Funds over and above their role as investment advisor.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investor’s of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  The potential impact of the added costs of these programs on the Advisor’s fees is discussed below in the section titled “Economies of Scale”.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor.  Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is the potential for the realization of any further economies of scale.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  Two major brokers Charles Schwab and Fidelity charge 0.40% on these assets which reduce the management fees to the advisor to the extent that they are not covered by the Shareholder Services fee.  The Trustees noted that the Funds could realize additional economies of scale as the Fund grows.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation.  On the basis of its review, and the foregoing information, the Trustees determined that the Advisory Agreement, including the advisory fee payable there under, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2020 (UNAUDITED)

The Officers and Trustees of the Fund have agreed to serve without compensation and their year of birth, length of service, principal occupation, number of portfolios overseen and other directorships are listed below.  Unless otherwise provided, the address of each trustee and officer is 15 Chester Commons, Malvern, PA 19355.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
James McFadden 1947	Trustee Term: Indefinite	Since 2019 Formerly 1995 to 2006	Retired; Privacy Officer, Capital One Corp.	Three	None
John McGinn 1944	Trustee Term: Indefinite	Since 2002	Retired; Formerly, Independent Real Estate Sales Consultant	Three	None
Fred Myers 1955	Trustee Term: Indefinite	Since 1995	Partner, Myers and Associates, CPA’s	Three	None
Edward Szkudlapski 1957	Trustee Term: Indefinite	Since 2000	President, Eclipse Business Solutions, Inc. (management consulting firm)	Three	None
Interested Trustee*
Daniel A. Morris* 1955	Trustee, President and Treasurer	Since 1995	President, Chief Investment Officer and Portfolio Manager, Morris Capital Advisors LLC	Three	None

*  Mr. Morris is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s advisor.

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2020 (UNAUDITED)

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
John R. Giles 1958	Secretary	Since 2005	Director, Marketing, Morris Capital Advisors, LLC	N/A	N/A
Joseph T. Doyle, Jr. 1959	Chief Compliance Officer	Since 2019	Portfolio Manager, Morris Capital Advisors, LLC	N/A	N/A

No compensation was paid to either the independent or interested Trustees during the fiscal year ended December 31, 2020.

Manor Investment Funds

Fund Office:

15 Chester County Commons

Malvern, PA 19355

610-722-0900     800-787-3334

www.manorfunds.com

Funds distributed by:

Foreside Funds Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each of the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant limited to the preparation of income tax returns.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2020	12/31/2019
Audit Fees	$27,000	$23,100
Audit Related Fees	$0	$0
Tax Fees	$5,100	$5,400
All Other Fees	$0	$0

e)

The audit committee of the funds will review and discuss the scope of services provided by the principal accountant over the preceding two years.  The committee will determine if the fees, as presented, accurately represent the services rendered, and if the scope of those services fulfill the needs of the funds.  The committee incorporates this information into the approval of the principal accountant by the entire Board of Trustees.  The committee reviewed and approved all principal accountant fees and services provided to the fund.

f)

All audit related services provided by the principal accountant were performed by full-time principal employees.

g)

The audit committee has not approved any Non-Audit-Related fees over the past two fiscal years and the principal accountant has not billed the fund for any Non-Audit-Related services.  The audit committee approved the Tax-Fees billed to the funds for the last two fiscal years.  The services approved are limited to the preparation of income tax returns for the funds. The audit committee has not approved any other fees pertinent to the All Other Fees category over the past two fiscal years and the principal accountant has not billed the fund for any services applicable to this category.  The principal accountant also provides tax preparation and filing services for the investment advisor of the fund.

h)

The audit committee reviewed non-audit services performed by the principal account for the investment advisor of the fund and determined that these fees and services are compatible with maintaining the independence of the principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

 ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 8, 2021